SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): April 6, 2004


                            FIRST SOUTH BANCORP, INC.
             (Exact name of registrant as specified in its charter)



Incorporated under the     Commission File No. 000-28037      I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                  57-1086258




                       1450 John B. White, Sr., Boulevard
                        Spartanburg, South Carolina 29306
                    (Address of principal executive offices)

                             Telephone: 864-595-0455










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Item 7.  Financial Statements and Exhibits

(c)  Exhibit 99   Registrant's First Quarter 2004 Earnings Release.



Item 12.  Results of Operations and Financial Condition.

First Quarter 2004 Earnings - Please see Exhibit 99 for the Registrant's First Quarter 2004 earnings release.





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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 FIRST SOUTH BANCORP, INC.
                                  (Registrant)



Date:  April 13, 2004            By: /s/ V. Lewis Shuler
                                    --------------------------------------------
                                    V. Lewis Shuler
                                    Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit 99                 Registrant's First Quarter 2004 earnings release.